Exhibit 99.1
SEANERGY MARITIME CORP.
(a corporation in the development stage)
FINANCIAL STATEMENTS
AND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
December 31, 2006 and September 28, 2007
CONTENTS

Report of Independent Registered Public Accounting Firm

Financial Statements

Balance Sheets — December 31, 2006 and September 28, 2007

Statements of Operations — August 15, 2006 (Inception) to December 31, 2006, January 1, 2007 to September 28, 2007, and August 15, 2006 (Inception) to September 28, 2007 (Cumulative)

Statement of Shareholders’ Equity — August 15, 2006 (Inception) to December 31, 2006, and January 1, 2007 to September 28, 2007

Statements of Cash Flows — August 15, 2006 (Inception) to December 31, 2006, January 1, 2007 to September 28, 2007, and August 15, 2006 (Inception) to September 28, 2007 (Cumulative)

Notes to Financial Statements — December 31, 2006 and September 28, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of:
Seanergy Maritime Corp.
     We have audited the accompanying balance sheets of Seanergy Maritime Corp. (a corporation in the development stage) as of December 31, 2006 and September 28, 2007, and the related statements of operations and cash flows for the periods August 15, 2006 (inception) to December 31, 2006, January 1, 2007 to September 28, 2007 and August 15, 2006 (inception ) to September 28, 2007 and shareholders’ equity for the period from August 15, 2006 (inception) to September 28, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seanergy Maritime Corp. as of December 31, 2006 and September 28, 2007, and the results of its operations and its cash flows for the periods from August 15, 2006 (inception) to December 31, 2006, January 1, 2007 to September 28, 2007 and August 15, 2006 (inception) to September 28, 2007, in conformity with United States generally accepted accounting principles.
/s/ Weinberg & Company, P.A.

Boca Raton, Florida
October 4, 2007

SEANERGY MARITIME CORP.
(a corporation in the development stage)
BALANCE SHEETS

	December 31,	September 28,
	2006	2007

ASSETS
Current assets:
Cash	$355,938	$2,634,111
Cash held in trust	—	231,000,000
Prepaid expenses and other current assets	20,000	18,721

Total current assets	375,938	233,652,832
Deferred offering costs	256,253	—

Total assets	$632,191	$233,652,832

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accrued expenses, principally professional fees	$184,753	$429,037
Accrued offering costs and placement fees	—	5,362,500
Accrued interest payable to shareholders	824	—
Due to shareholders	75,986	—
Notes payable to shareholders	350,000	—

Total liabilities	611,563	5,791,537

Common stock subject to possible redemption — 8,084,999 shares at redemption value	—	80,849,990

Commitments

Shareholders’ equity:
Preferred stock, $0.0001 par value; authorized — 1,000,000 shares; issued — none	—	—
Common stock, $0.0001 par value; authorized — 89,000,000 shares; issued and outstanding — 7,264,893 shares at December 31, 2006, and 28,600,000 shares, inclusive of 8,084,999 shares subject to possible redemption, at September 28, 2007	726	2,860
Additional paid-in capital	24,274	147,020,213
Deficit accumulated during the development stage	(4,372)	(11,768)

Total shareholders’ equity	20,628	147,011,305

Total liabilities and shareholders’ equity	$632,191	$233,652,832

See accompanying notes to financial statements.

SEANERGY MARITIME CORP.
(a corporation in the development stage)
STATEMENTS OF OPERATIONS

			Period From
	Period From	Period From	August 15,
	August 15,	January 1,	2006
	2006	2007	(Inception) to
	(Inception) to	to	September 28,
	December 31,	September 28,	2007
	2006	2007	(Cumulative)

Operating expenses	$(4,576)	$(1,244)	$(5,820)
Interest income	1,028	7,109	8,137
Interest expense — shareholders	(824)	(13,261)	(14,085)

Net loss	$(4,372)	$(7,396)	$(11,768)

Net loss per common share — basic and diluted	$(0.00)	$(0.00)	$(0.00)

Weighted average number of common shares outstanding — basic and diluted	7,264,893	5,910,866	6,376,726

See accompanying notes to financial statements.

SEANERGY MARITIME CORP.
(a corporation in the development stage)
STATEMENT OF SHAREHOLDERS’ EQUITY

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-in	Development	Shareholders’
	Shares	Amount	Capital	Stage	Equity

Balance, August 15, 2006 (Inception)	—	$—	$—	$—	$—
Sale of shares to founding shareholders at $0.0034 per share	7,264,893	726	24,274	—	25,000
Net loss for the period from August 15, 2006 (Inception) to December 31, 2006	—	—	—	(4,372)	(4,372)

Balance, December 31, 2006	7,264,893	726	24,274	(4,372)	20,628
Shares surrendered and cancelled	(1,764,893)	(176)	176	—	—
Sale of shares and warrants in private placement and public offering, net of offering costs of $17,967,037	23,100,000	2,310	227,445,653	—	227,447,963
Sale of underwriter’s purchase option	—	—	100	—	100
Capital contributed by founding shareholders	—	—	400,000	—	400,000
Shares reclassified to “Common stock subject to possible redemption”	—	—	(80,849,990)	—	(80,849,990)
Net loss for the period from January 1, 2007 to September 28, 2007	—	—	—	(7,396)	(7,396)

Balance, September 28, 2007	28,600,000	$2,860	$147,020,213	$(11,768)	$147,011,305

See accompanying notes to financial statements.

SEANERGY MARITIME CORP.
(a corporation in the development stage)
STATEMENTS OF CASH FLOWS

			Period From
	Period From	Period From	August 15,
	August 15,	January 1,	2006
	2006	2007	(Inception) to
	(Inception) to	to	September 28,
	December 31,	September 28,	2007
	2006	2007	(Cumulative)
Cash flows from operating activities:
Net loss	$(4,372)	$(7,396)	$(11,768)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
(Increase) decrease in -
Prepaid expenses	(20,000)	1,279	(18,721)
Increase (decrease) in -
Accounts payable and accrued expenses	3,500	(3,500)	—
Accrued interest payable to shareholders	824	(824)	—

Net cash used in operating activities	(20,048)	(10,441)	(30,489)

Cash flows from investing activities:
Increase in cash held in trust	—	(231,000,000)	(231,000,000)

Net cash used in investing activities	—	(231,000,000)	(231,000,000)

Cash flows from financing activities:
Proceeds from initial sale of common stock	25,000	—	25,000
Gross proceeds from private placement	—	14,415,000	14,415,000
Gross proceeds from public offering	—	231,000,000	231,000,000
Payments of offering costs	(75,000)	(11,700,500)	(11,775,500)
Proceeds from underwriter’s purchase option	—	100	100
Proceeds of loans from shareholders	350,000	—	350,000
Repayment of shareholder loans	—	(450,986)	(450,986)
Advances from shareholder, net	75,986	25,000	100,986

Net cash provided by financing activities	375,986	233,288,614	233,664,600

Net increase in cash	355,938	2,278,173	2,634,111
Cash at beginning of period	—	355,938	—

Cash at end of period	$355,938	$2,634,111	$2,634,111

Cash paid for:
Interest	$—	$14,086	$14,086

Income taxes	$—	$—	$—

SEANERGY MARITIME CORP.
(a corporation in the development stage)
STATEMENTS OF CASH FLOWS

			Period from
	Period from	Period from	August 15,
	August 15,	January 1,	2006
	2006	2007	(Inception) to
	(Inception) to	to	September 28,
	December 31,	September 28,	2007
	2006	2007	(Cumulative)
Supplemental disclosure of non-cash financing activity:
Capital contributed by founding shareholders in the form of legal fees paid	$—	$400,000	$400,000

Increase in accrued offering costs and placement fees	$181,253	$5,610,284	$5,791,537

Shareholder advances converted to notes payable	$—	$100,986	$100,986

Common stock subject to possible redemption	$—	$80,849,990	$80,849,990

Par value of common stock surrendered and cancelled	$—	$176	$176

See accompanying notes to financial statements.

SEANERGY MARITIME CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and September 28, 2007
1. Organization, Proposed Business Operations and Summary of Significant Accounting Policies
Nature of Operations
     Seanergy Maritime Corp. (the “Company”) was incorporated in the Marshall Islands on August 15, 2006, originally under the name Seanergy Maritime Acquisition Corp., as a blank check company formed to acquire, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses in the maritime shipping industry or related industries. The Company changed its name to Seanergy Maritime Corp. on February 20, 2007. The Company does not have any specific merger, capital stock exchange, asset or stock acquisition or other business combination or contractual arrangements under consideration, and the Company has not, nor has anyone on the Company’s behalf, engaged in discussions with representatives of other companies, with respect to such transactions. The Company has not engaged or retained any agent or other representative to identify or locate any suitable acquisition candidates.
     At September 28, 2007, the Company had not yet commenced any business operations and is therefore considered a “corporation in the development stage”. All activity through September 28, 2007 relates to the Company’s formation and the proposed initial public offering, as described below. The Company has selected December 31 as its year-end.
     The Company’s ability to commence operations was contingent upon obtaining adequate financial resources through a private placement in accordance with Regulation S under the Securities Act of 1933, as amended (“Private Placement”) and a public offering (“Public Offering”, and together with the Private Placement, the “Offerings”) which are discussed in Note 2. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offerings, although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a business combination with an operating company. As used herein, a “target business” shall include one or more operating businesses or assets in the maritime shipping industry, or related industries, or a combination thereof, and a “business combination” shall mean the acquisition by the Company of such a target business. There can be no assurances that the Company will be able to successfully effect a business combination.
     On September 28, 2007, the closing date of the Offerings, $231,000,000 was placed in a trust account at Deutsche Bank Trust Company Americas maintained by Continental Stock Transfer & Trust Company, New York, New York, as trustee (“Trust Account”). This amount includes the net proceeds of the Offerings, and $5,362,500 of contingent underwriting compensation to be paid to the underwriters, if and only if, a business combination is consummated. The funds in the Trust Account will be invested until the earlier of (i) the consummation of the Company’s first business combination or (ii) the liquidation of the Trust Account as part of a plan of dissolution and liquidation approved by the Company’s shareholders.
Cash Equivalents and Concentrations of Credit Risk
     The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.
     The Company maintains its non-trust cash and cash equivalent accounts with a financial institution located in Greece. The balances in such accounts are insured by the Central Bank of Greece up to 20,000

SEANERGY MARITIME CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and September 28, 2007
Euros (approximately $28,300 at September 28, 2007). At September 28, 2007, the Company’s uninsured non-trust cash balance amounted to approximately $2,605,800.
     The Company maintains its cash and cash equivalent accounts held in trust with a financial institutions located in the United States. Such cash and cash equivalents held in trust, at times, may exceed federally insured limits. The Company maintains its cash and cash equivalents held in trust with financial institutions with high credit ratings.
Share-Based Payments
     In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 123R, “Share-Based Payments” (“SFAS 123R”). SFAS 123R requires all share-based payments, including grants of employee stock options to employees, to be recognized in the financial statements based on their fair values. The Company adopted SFAS 123R on August 15, 2006 (inception) and it expects that the adoption of this standard will have a material impact on its financial statements upon the granting of stock-based compensation in the future.
Recent Accounting Pronouncements
     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. SFAS No. 159’s objective is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. Generally accepted account principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. SFAS No. 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 requires companies to provide additional information that will help investors and other users of financial statements to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS no. 159 also requires companies to display the fair value of those assets and liabilities for which the company has chosen to use fair value on the face of the balance sheet. SFAS No. 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157 and SFAS No. 107. SFAS No. 159 is effective as of the beginning of a company’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided the company makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157. The Company is currently assessing the potential effect of SFAS No. 159 on its financial statements.
     In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which establishes a formal framework for measuring fair value under Generally Accepted Accounting Principles (“GAAP”). SFAS 157 defines and codifies the many definitions of fair value included among various other authoritative literature, clarifies and, in some instances, expands on the guidance for implementing fair value measurements, and increases the level of disclosure required for fair value measurements. Although SFAS 157 applies to and amends the provisions of existing FASB and American Institute of Certified Public Accountants (“AICPA”) pronouncements, it does not, of itself, require any new fair value measurements, nor does it establish valuation standards. SFAS 157 applies to all other accounting pronouncements requiring or permitting fair value measurements, except for: SFAS 123R, share-based payment and related pronouncements, the practicability exceptions to fair value determinations allowed by various other authoritative pronouncements, and AICPA Statements of Position 97-2 and 98-9 that deal with software revenue recognition. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently assessing the potential effect of SFAS No. 157 on its financial statements.

SEANERGY MARITIME CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and September 28, 2007
     Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.
Adoption of New Accounting Policy
     In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The adoption of the provisions of FIN 48 did not have a material effect on the Company’s financial statements.
Loss Per Common Share
     Loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding. Basic and diluted loss per common share are the same because the Company has no dilutive securities outstanding.
     Warrants entitling the holders thereof to acquire 41,116,667 shares of common stock (see Note 2) have been excluded from the calculation of diluted loss per share for the periods ended December 31, 2006 and September 28, 2007 due to their anti-dilutive effect.
Income Taxes
     The Company follows Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”, which establishes financial accounting and reporting standards for the effects of income taxes that result from an enterprise’s activities during the current and preceding years. It requires an asset and liability approach for financial accounting and reporting for income taxes.
     For United States federal income tax purposes, the Company intends to make an election to be classified as a partnership effective January 1, 2007. The Company plans to make quarterly distributions of interest income earned on the trust account to its Public Shareholders on a pro rata basis (see Note 2). The Company anticipates that substantially all of the funds in the trust account will be invested in tax exempt money market accounts that will generate income which generally should be exempt from United States federal income tax.
Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
     The carrying amounts of cash, cash held in trust, prepaid expenses, accounts payable, accrued expenses, due to shareholders and notes payable to shareholders approximate their respective fair values, due to the short-term nature of these items and/or the current interest rates payable in relation to current market conditions.
Foreign Currency Translation
     The Company’s reporting currency is the United States dollar. Although the Company maintains a cash account with a bank in Greece, it is denominated in United States dollars, and most of the Company’s expenditures have been and are

SEANERGY MARITIME CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and September 28, 2007
expected to continue to be denominated in United States dollars. Accordingly, the Company has designated its functional currency as the United States dollar.
     For amounts not initially designated in United States dollars, asset and liability accounts are translated using the exchange rate in effect at the balance sheet date, and statement of operations accounts are translated using the average exchange rate for each reporting period.
     Gains or losses resulting from translation adjustments, to the extent material, will be included in other income (expense) in the statement of operations.
2. Private Placement and Public Offering
     On September 28, 2007, the Company, pursuant to its Public Offering, sold 23,100,000 units at a price of $10.00 per unit. Each unit consisted of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.50 commencing the later of the completion of a business combination with a target business or one year from the effective date of the Public Offering and expires on September 28, 2011, four years from the date of the offering prospectus. The warrants will be redeemable at a price of $0.01 per warrant upon 30 days notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given. Pursuant to the terms of the warrant agreement governing the warrants, in no event will a warrant holder be entitled to receive a net-cash settlement in lieu of physical settlement in shares of common stock in the event that the Company is not in compliance with its obligation to register and maintain a current registration statement under the Securities Act of 1933, as amended, with respect to the underlying shares of common stock. Accordingly, the warrants may never be redeemed and could expire unexercised since a valid registration statement covering the underlying shares of common stock is required in either case, because there is no net-cash settlement.
     On September 24, 2007, the Company engaged Maxim Group LLC (“Maxim”) to act as the Company’s exclusive financial advisor, lead or managing underwriter and/or book runner and investment banker in connection with the Public Offering described above. The agreement called for the Company to offer for public sale up to 22,000,000 units at a maximum price of $10.00 per unit, and provided that an additional 3,300,000 units may be issued on exercise of a 45-day option to cover any over-allotments. On September 28, 2007, the option with respect to 1,100,000 units was exercised resulting in a balance of 2,200,000 units still under option for the 45-day period.
     The Company agreed to pay the underwriters in the Public Offering an underwriting discount of 3.75% of the gross proceeds and upon the consummation of a business combination the underwriters will receive an additional contingent underwriting discount equal to 2.25% of the gross proceeds. In the event of the exercise of the over-allotment option, the underwriters are to receive with respect to the over-allotment units, an underwriting discount of 2.25% of the gross proceeds and upon the consummation of a business combination the underwriters will receive an additional contingent underwriting discount equal to 3.75% of the gross proceeds. With respect to the 23,100,000 shares sold on September 28, 2007, including 1,100,000 in over-allotment shares, the total contingent underwriting discount was $5,362,500.
     Pursuant to the underwriting agreement, the Company also paid a 1.0% non-accountable expense allowance, and issued a unit purchase option to Maxim, for $100, to purchase up to a total of 1,000,000 units at $12.50 per unit. Pursuant to the terms of the unit purchase option, under no circumstances will the Company be required to net-cash settle the exercise of the Unit Purchase Option or the underlying warrants. This would be applicable in the event that the Company is not in compliance with its obligation to register and maintain a current registration statement under the Securities Act of 1933, as amended, with respect to the underlying shares of common stock. Accordingly the underlying warrants may never be redeemed and could expire unexercised as a current registration statement covering the underlying shares of common stock is required in either case. Because there is no net-cash settlement, the Company accounted for the fair

SEANERGY MARITIME CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and September 28, 2007
value of the unit purchase option, inclusive of the receipt of the $100 cash payment, as a cost of the Public Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $7,390,000 ($7.39 per unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to Maxim is estimated as of the date of grant using the following assumptions: (1) expected volatility of 100.0%, (2) risk-free interest rate of 5.0% and (3) expected life of 5 years. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying warrants and the market price of the units and underlying securities) to exercise the unit purchase option without the payment of any cash. The warrants underlying such units will be exercisable at $6.50 per share.
     On September 28, 2007, the closing date of the Offerings, $231,000,000, or 100.0% of the proceeds of the Public Offering, including $5,362,500 of contingent underwriting compensation which will be paid to Maxim if a business combination is consummated, but which will be forfeited in part if the public shareholders elect to have their shares redeemed for cash and in full if a business combination is not consummated, was placed in a trust account at Deutsche Bank Trust Company Americas maintained by Continental Stock Transfer & Trust Company, New York, New York, as trustee (“Trust Account”), and invested until the earlier of (i) the consummation of the Company’s first business combination or (ii) the liquidation of the Company. In the event that the over-allotment option was to have been exercised in full, the first quarterly interest distribution to the public shareholders following the closing of the over-allotment was to have been reduced by up to $742,500 to permit the Company to draw from the interest earned on the proceeds in the Trust Account up to an aggregate of $742,500 to replace up to $742,500 of the costs and expenses incurred and paid in connection with the exercise of the over-allotment option, in order to ensure that at all times there is a minimum of $10.00 per unit held in the Trust Account. As of September 28, 2007, one-third of the over-allotment option had been exercised, accordingly, as of September 28, 2007, the Company is only permitted to draw one-third of the $742,500, or $247,500, from the interest earned on the proceeds in the Trust Account. The expenses that the Company may incur prior to consummation of a business combination may only be paid from the net proceeds of the Public Offering and the Private Placement not held in the Trust Account, which will initially be $3,000,000, subject to the Company’s ability to draw down an aggregate of up to an additional $742,500 of interest earned on the Trust Account as described above.
     On September 28, 2007, and prior to the consummation of the Public Offering described above, all of the Company’s executive officers purchased from the Company an aggregate of 16,016,667 warrants at $0.90 per warrant in a Private Placement. All insider warrants issued in the Private Placement are identical to the warrants in the units sold in the Public Offering, except that: (i) subject to certain limited exceptions, none of the warrants are transferable or salable until after the Company completes a business combination; (ii) the warrants are not subject to redemption if held by the initial holders thereof; and (iii) the warrants may be exercised on a cashless basis if held by the initial holders thereof. A portion of the proceeds from the sale of these insider warrants has been added to the proceeds from the Public Offering held in the Trust Account pending the completion of the Company’s initial business combination, with the balance held outside the Trust Account to be used for working capital purposes. No placement fees were payable on the warrants sold in the Private Placement. The sale of the warrants to management did not result in the recognition of any stock-based compensation expense because they were sold at approximate fair market value.
     After the Company signs a definitive agreement for the acquisition of a target business, it will submit such transaction for shareholder approval. In the event that public shareholders owning 35.0% or more of the outstanding stock sold in the offerings vote against the business combination and elect to have the Company redeem their shares for cash, the business combination will not be consummated. All of the Company’s shareholders prior to the offerings, including all of the officers and directors of the Company (“Initial Shareholders”), have agreed to vote their 5,500,000 founding shares of common stock in accordance with the vote of the majority of shares purchased in the Public Offering with respect to any business combination and to vote any shares they acquire in the Public Offering, or in the aftermarket, in favor of the business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.

SEANERGY MARITIME CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and September 28, 2007
     With respect to the first business combination which is approved and consummated, any holder of shares sold in the Public Offering, other than the Initial Shareholders and their nominees (the “Public Shareholders”), who vote against the business combination may demand that the Company redeem their shares. The per share redemption price will equal $10.00 per share (inclusive of a pro rata portion of the contingent underwriting compensation of $0.225 per share). Accordingly, Public Shareholders holding up to one share less than 35.0% of the aggregate number of shares sold in the offerings, or 8,084,999 shares, may seek redemption of their shares in the event of a business combination.
     The Company’s Second Amended and Restated Articles of Incorporation provide for mandatory liquidation of the Company on December 1, 2007, without shareholder approval, unless the duration is extended or made permanent by an amendment to the Articles of Incorporation authorized by the vote of holders of a majority of all outstanding shares entitled to vote. On September 24, 2007, the Company amended its Amended and Restated Articles of Incorporation and filed the Second Amended and Restated Articles of Incorporation to provide for a mandatory liquidation of the Company on September 28, 2009, the provision may only be amended in connection with the consummation of a Business Combination. A proposal to amend to the provision may be submitted to shareholders in connection with any proposed Business Combination pursuant to the terms of the Second Amended and Restated Articles of Incorporation.
3. Deferred Offering Costs
     Deferred offering costs, which consist principally of legal fees and other fees and costs incurred through the balance sheet date in connection with the Offerings, were charged to additional paid-in capital upon receipt of the capital raised.
4. Notes Payable and Due to Shareholders
     On December 14, 2006, the Company issued a series of unsecured promissory notes totaling $350,000 to its Initial Shareholders. The notes bear interest at the rate of 4.0% per annum and were due and payable on the earlier of (i) December 14, 2007 or (ii) the date on which the Company consummated an initial public offering of its securities. The notes, including related accrued interest of $11,219, were paid in full on September 28, 2007.
     Prior to December 31, 2006, three of the Company’s Initial Shareholders had advanced a total of $75,986 in cash and other expenditures to the Company on a non-interest bearing basis. On January 5, 2007, an additional $25,000 was similarly advanced. On January 12, 2007, these advances were converted to unsecured promissory notes bearing interest at the rate of 4.0% per annum and made due and payable on the earlier of (i) January 12, 2008 or (ii) the date on which the Company consummated an initial public offering of its securities. The notes, including related accrued interest of $2,867, were paid in full on September 28, 2007.
5. Common Stock
     The Company is authorized to issue 89,000,000 shares of its common stock with a par value $0.0001 per share. On October 31, 2006, the Company’s Initial Shareholders subscribed to 7,264,893 shares of common stock for a total of $25,000. All subscriptions were paid in full in November 2006.
     On February 20, 2007, an aggregate of 1,764,893 shares of common stock were surrendered to the Company for cancellation by the Initial Shareholders on a pro rata basis, thus reducing the common shares outstanding on such date to 5,500,000 shares.
     On July 6, 2007 the Company approved a resolution to effect a one and one-half-for-one stock split in the form of a stock dividend, which resulted in the issuance of an additional 1,250,000 shares of the Company’s common stock to its shareholders, on August 6, 2007, the Company approved a resolution to effect a one and one-third-for-one stock split in the form of a stock dividend which resulted in the issuance of an additional 1,250,000 shares of the Company’s common stock to its shareholders, and on September 24, 2007, the company approved a resolution to effect a one and one-tenth-for-one stock split in the form of a stock dividend which resulted in the issuance of an additional 500,000 shares of the Company’s common

SEANERGY MARITIME CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and September 28, 2007
stock to its shareholders. The Company’s financial statements and footnotes thereto give retrospective effect to such stock splits.
     On September 28, 2007, the Initial Shareholders contributed $400,000 to the capital of the Company in the form of legal fees paid on the Company’s behalf.
6. Preferred Stock
     The Company is authorized to issue 1,000,000 shares of preferred stock with a par value $0.0001 per share, with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.
7. Commitments and Contingencies
     The Company will not proceed with a business combination if Public Shareholders owning 35.0% or more of the shares sold in the Public Offering vote against the business combination and exercise their redemption rights. Accordingly, the Company may effect a business combination if Public Shareholders owning up to one share less than 35.0% of the aggregate shares sold in the Public Offering exercise their redemption rights. If this occurred, the Company would be required to redeem for cash up to 8,084,999 shares of common stock, at an expected initial per share redemption price of $10.00. However, the ability of shareholders to receive $10.00 per unit is subject to any valid claims by the Company’s creditors which are not covered by amounts held in the Trust Account or the indemnities provided by the Company’s officers and directors. The expected redemption price per share is greater than each shareholder’s initial pro rata share of the Trust Account of approximately $9.775 per share. Of the excess redemption price, approximately $0.225 per share represents a portion of the underwriters’ contingent fee, which they have agreed to forego for each share that is redeemed. Accordingly, the total deferred underwriting compensation payable to the underwriters in the event of a business combination will be reduced by approximately $0.225 for each share that is redeemed. The balance will be paid from proceeds held in the Trust Account, which are payable to the Company upon consummation of a business combination. Even if less than 35.0% of the shareholders exercise their redemption rights, the Company may be unable to consummate a business combination if such redemption leaves the Company with funds representing less than a fair market value at least equal to 80.0% of the amount in the Trust Account (excluding any funds held for the benefit of the underwriters and Maxim) at the time of such acquisition, which amount is required as a condition to the consummation of the Company’s initial business combination, and the Company may be forced to find additional financing to consummate such a business combination, consummate a different business combination or liquidate.
     On June 21, 2006, the Company engaged Maxim, on a non-exclusive basis, as its agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the representative for bona fide services rendered a commission equal to 5.0% of the exercise price for each warrant exercised more than one year after the date of the Public Offering if the exercise was solicited by the underwriters.
     The Company has agreed to pay to Balthellas Chartering S.A., a company controlled by Panagiotis Zafet, the Company’s Co-Chairman of the Board of Directors and Chief Executive Officer, and Simon Zafet, the Company’s Chief Operating Officer and a director, $7,500 per month for 24 months, for office space and reimbursement of general and administrative expenses, commencing on the date of the Public Offering and terminating upon the date the Company consumates a business combination or liquidates.